Exhibit 10.3.2

AMENDMENT TO EXAMWORKS, INC.
STOCKHOLDERS’ AGREEMENT

     THIS AMENDMENT TO STOCKHOLDERS’ AGREEMENT (this “Amendment”) is made and entered into on this 4th day of December, 2009, and is effective as of July 14, 2008 (the “Effective Date”), by and between ExamWorks Holdings, LLLP, a Georgia limited liability limited partnership (“Holdings”) and ExamWorks, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings given to them in the Stockholders’ Agreement dated as of July 14, 2008 (the “Agreement”), by and among Holdings, the Company, and the individuals whose names appear on the signature pages thereto (together with Holdings, the “Stockholders”).

Pursuant to Section 11(a) of the Agreement, the Agreement is hereby amended as follows:

1.	Amendment. The Agreement is hereby amended by adding the following subsection (f) to the end of Section 2 (and Section 2 shall otherwise remain unchanged and in full force and effect):

(f)

Notwithstanding anything to the contrary contained in this Agreement, if required by the Company’s lenders and if requested by the Company, any Stockholder may, but shall not be required to, pledge, hypothecate, assign, or otherwise transfer such Stockholder’s Stock or any interest therein to the Company’s lenders (and its successors and assignees) under the Company’s loans, credit facilities and other similar arrangements as security for the obligations of the Company and/or its affiliates thereunder.

2.	Effective Time. The amendments set forth herein shall be effective as of the Effective Date, as if made on and as of the Effective Date.

3.	Reaffirmation. The parties hereby confirm and ratify each of the provisions of the Agreement as amended hereby.

4.

Full Force and Effect; Counterparts. The Agreement shall remain in full force and effect in accordance with its terms and provisions except as amended by this Amendment. This Amendment shall be binding on the parties and their respective successors and assigns. This Amendment may be executed in one or more counterparts, all counterparts shall be valid and binding on the party executing them and all counterparts shall together constitute one and the same document for all purposes. This Amendment may be executed and delivered by facsimile signature for execution on the part of one or more parties hereto.

[Signature page follows.]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

EXAMWORKS, INC.

By:	/s/ Richard E. Perlman

Name:	Richard E. Perlman
Title:	Co-Chairman

EXAMWORKS HOLDINGS, LLLP

By Compass Partners, L.L.C., its General Partner

By:	/s/ Richard E. Perlman

Name:	Richard E. Perlman
Title:	President

(First Amendment to Stockholders’ Agreement)